                               TRIMAS CORPORATION
                               ------------------
                      2002 LONG TERM EQUITY INCENTIVE PLAN
                      ------------------------------------

         1.    Purposes.
               ---------

         The purposes of the 2002 Long Term Equity Incentive Plan are to advance the interests of the Company and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the
Company, its Subsidiaries and Affiliates upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

         2.    Definitions.
               ------------

         For purposes of the Plan, the following terms shall be defined as set forth below:

               (a)   "Affiliate" means any entity other than the Company and its
Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

               (b)   "Award" means any Option, SAR, Restricted Share, Restricted
Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other
Share-Based Award granted to an Eligible Person under the Plan.

               (c)   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

               (d)   "Beneficiary" means the person, persons, trust or trusts
which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

               (e)   "Board" means the Board of Directors of the Company.

               (f)   "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

                                      -2-

               (g)   "Committee" means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan.

               (h)   "Company" means TriMas Corporation, a corporation organized under the laws of Delaware, or any successor corporation.

               (i)   "Director" means a member of the Board who is not an
employee of the Company, a Subsidiary or an Affiliate.

               (j)   "Dividend Equivalent" means a right, granted under
Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend
Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

               (k)   "Eligible Person" means (i) an employee of or consultant to the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to a person, in connection with his or her hiring or retention as an employee or consultant, prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an
Affiliate, provided that any such Award shall not become exercisable or vested prior to the date the employee or consultant first performs such services as an employee or consultant.

               (l)   "Exchange Act" means the Securities Exchange Act of 1934,
as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

               (m)   "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the
Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the
Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

               (n)   "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                                      -3-

               (o)   "NQSO" means any Option that is not an ISO.

               (p)   "Option" means a right, granted under Section 5(b), to
purchase Shares.

               (q)   "Other Share-Based Award" means a right, granted under
Section 5(h), that relates to or is valued by reference to Shares.

               (r)   "Participant" means an Eligible Person who has been granted an Award under the Plan.

               (s)   "Performance Share" means a performance share granted under
Section 5(f).

               (t)   "Performance Unit" means a performance unit granted under
Section 5(f).

               (u)   "Plan" means this 2002 Long Term Equity Incentive Plan.

               (v)   "Restricted Shares" means an Award of Shares under
Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

               (w)   "Restricted Share Unit" means a right, granted under
Section 5(e), to receive Shares or cash at the end of a specified deferral period.

               (x)   "Rule 16b-3" means Rule 16b-3, as from time to time in
effect and applicable to the Plan and Participants, promulgated by the
Securities and Exchange Commission under Section 16 of the Exchange Act.

               (y)   "SAR" or "Share Appreciation Right" means the right,
granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

               (z)   "Shares" means common stock, $0.01 par value per share, of the Company.

               (aa)  "Subsidiary" means any corporation (other than the Company)
in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                      -4-

               3.    Administration.
                     ---------------

               (a)   Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)     to select Eligible Persons to whom Awards may be granted;

          (ii)    to designate Affiliates;

          (iii)   to determine the type or types of Awards to be granted to each
          Eligible Person;

          (iv)    to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, the terms of any put or call rights with respect to an Award, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (v)     to determine whether, to what extent, and under what
          circumstances an Award may be settled, or the exercise price of an
          Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

          (vi)    to determine whether, to what extent, and under what
          circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

          (vii)   to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

          (viii)  to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                                      -5-

          (ix)    to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

          (x)     to accelerate the exercisability or vesting of all or any
          portion of any Award or to extend the period during which an Award is exercisable; and

          (xi)    to make all other decisions and determinations as may be
          required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

               (b)    Manner of Exercise of Committee Authority. The Committee
shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates,
Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the
Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

               (c)    Limitation of Liability. Each member of the Committee
shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the
Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

                                      -6-

               4.     Shares Subject to the Plan.
                      ---------------------------

               (a)    Subject to adjustment as provided in Section 4(b) hereof,
the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 2,222,000. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the
Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

               (b)    In the event that the Committee shall determine that any
dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the
Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a)
of the Code, unless the Committee determines otherwise. In addition, the
Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any
Subsidiary or Affiliate or the financial statements of the Company or any
Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

               (c)    Any Shares distributed pursuant to an Award may consist,
in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

               5.     Specific Terms of Awards.
                      -------------------------

               (a)    General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the ex-

                                      -7-

ercise thereof, at the date of grant or thereafter (subject to Section 7(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

               (b)    Options. The Committee is authorized to grant Options,
which may be NQSOs or ISOs and which may be reload Options, to Eligible Persons on the following terms and conditions:

          (i)     Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee, and the Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the
          Committee.

          (ii)    Option Term.  The term of each Option shall be determined by the Committee.

          (iii)   Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the
          Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible
          Persons.

          (iv)    Early Exercise. The Committee may provide at the time of grant or any time thereafter, in its sole discretion, that any Option shall be exercisable with respect to Shares that otherwise would not then be exercisable, provided that, in connection with such exercise, the
          Participant enters into a form of Restricted Share agreement approved by the Committee.

          (v)     ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary.

               (c)    SARs. The Committee is authorized to grant SARs (Share
Appreciation Rights) to Eligible Persons on the following terms and conditions:

                                      -8-

          (i)     Right to Payment. An SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair
          Market Value of one Share on the date of exercise (or, if the
          Committee shall so determine in the case of any such right, the Fair
          Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR
          (which, in the case of an SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

          (ii)    Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible
          Persons, whether or not an SAR shall be in tandem with any other
          Award, and any other terms and conditions of any SAR. Unless the
          Committee determines otherwise, an SAR (1) granted in tandem with an
          NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

               (d)    Restricted Shares. The Committee is authorized to grant
Restricted Shares to Eligible Persons on the following terms and conditions:

          (i)     Issuance and Restrictions.  Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the
          Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted
          Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. If the lapse of restrictions is conditioned on the achievement of performance criteria, the
          Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

                                      -9-

          (ii)    Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award
          Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

          (iii)   Certificates for Shares. Restricted Shares granted under the
          Plan may be evidenced in such manner as the Committee shall determine.
          If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

          (iv)    Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends.
          Shares distributed in connection with a Share split or dividend in
          Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the
          Restricted Shares with respect to which such Shares or other property has been distributed.

          (v)     Early Exercise Options. The Committee shall award Restricted
          Shares to a Participant upon the Participant's early exercise of an
          Option under Section 5(b)(iv) hereof. Unless otherwise determined by the Committee, the lapse of restrictions with respect to such
          Restricted Shares shall occur on the same schedule as the vesting of the Option for which the Restricted Shares were exercised.

               (e)    Restricted Share Units.  The Committee is authorized to
grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

          (i)     Award and Restrictions.  Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if
          permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (includ-

                                      -10-

          ing, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section
          5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

          (ii)   Forfeiture.  Except as otherwise determined by the Committee a
          t date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the
          Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such
          Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited;
          provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the
          Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

               (f)    Performance Shares and Performance Units.  The Committee
is authorized to grant Performance Shares or Performance Units or both to
Eligible Persons on the following terms and conditions:

          (i)     Performance Period.  The Committee shall determine a
          performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance
          Shares and Performance Units. Performance objectives may vary from
          Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the Shares; total shareholder return; earnings per share; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization revenues; expenses; operating profit margin; operating cash flow; and net profit margin.

                                      -11-

          The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a
          division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

          (ii)    Award Value. At the beginning of a Performance Period, the
          Committee shall determine for each Eligible Person or group of
          Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an
          Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met. The Committee must certify in writing that the applicable performance criteria were satisfied prior to payment under any Performance Shares or Performance
          Units.

          (iii)   Significant Events. If during the course of a Performance
          Period there shall occur significant events as determined by the
          Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

          (iv)    Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares and Performance
          Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

          (v)     Payment. Each Performance Share or Performance Unit may be
          paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or
          Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to the

                                      -12-

          payment of any Performance Share or Performance Unit that the performance objectives and any other material terms were in fact satisfied.

               (g)    Dividend Equivalents. The Committee is authorized to grant
Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend
Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

               (h)    Other Share-Based Awards. The Committee is authorized,
subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the
Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into
Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the
Committee, and Awards valued by reference to the performance of specified
Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this
Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

               6.     Certain Provisions Applicable to Awards.
                      ----------------------------------------

               (a)    Stand-Alone, Additional, Tandem and Substitute Awards.
Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a
Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other
Awards or awards. The per Share exercise price of any Option, grant price of any
SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or

                                      -13-

agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

               (b)    Terms of Awards. The term of each Award granted to an
Eligible Person shall be for such period as may be determined by the Committee;
provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

               (c)    Form of Payment Under Awards. Subject to the terms of the
Plan and any applicable Award Agreement, payments to be made by the Company or a
Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

               (d)    Nontransferability. Unless otherwise set forth by the
Committee in an Award Agreement, Awards shall not be transferable by an Eligible
Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an
Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person's creditors.

               (e)    Noncompetition; Nonsolicitation. The Committee may, by way
of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, on any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not, directly or indirectly, engage in competition with, or solicit or cause to be solicited employees or customers of, the Company or any
Subsidiary or Affiliate.

               7.     General Provisions.
                      -------------------

               (a)    Compliance with Legal and Trading Requirements. The Plan,
the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market

                                      -14-

system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

               (b)    No Right to Continued Employment or Service. Neither the
Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the
Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to
terminate any employee's, consultant's or director's employment or service at any time.

               (c)    Taxes. The Company or any Subsidiary or Affiliate is
authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible
Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's tax obligations.

               (d)    Changes to the Plan and Awards. The Board may amend,
alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the
Company or Participants, except that any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required under Section 422 of the
Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the
Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any
Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

                                      -15-

               (e)    No Rights to Awards; No Shareholder Rights. No Eligible
Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

               (f)    Unfunded Status of Awards. The Plan is intended to
constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other
Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected
Participant.

               (g)    Nonexclusivity of the Plan. Neither the adoption of the
Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the
Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

               (h)    Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

               (i)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

               (j)    Governing Law. The validity, construction, and effect of
the Plan, any rules and regulations relating to the Plan, and any Award
Agreement shall be determined in accordance with the laws of Delaware without giving effect to principles of conflict of laws thereof.

               (k)    Effective Date; Plan Termination. The Plan shall become
effective as of June 6, 2002 (the "Effective Date"). The Plan shall terminate as to future awards on

                                      -16-

the date which is ten (10) years after the Effective Date. Termination of the
Plan shall not affect Awards granted prior to such termination.

               (l)    Titles and Headings. The titles and headings of the
sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.